Exhibit 23.1


         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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                                                      Exhibit 23.1



         CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated March 12, 1997 appearing on page 40 of American Bankers Insurance Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.


   PRICE WATERHOUSE LLP

   Miami, Florida
   May 28, 1997



































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